northerntrust.com / © 2024 Northern Trust NORTHERN TRUST CORPORATION Third Quarter 2024 Quarterly Earnings Review

northerntrust.com / © 2024 Northern Trust 2 135 years of strength, stability & stewardship Disciplined, client-centric strategy Product leadership & innovation Highest standards of client service Solutions-focused technology & integrated operating platform

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Financial Highlights & Key Metrics

RESULTS INCLUDE IMPACT OF NOTABLE ITEMS* $ in millions (except EPS and as noted)		3Q 2024	% CHANGE VS. 2Q 2024	3Q 2023
Revenue (FTE[1])	$	1,975.6	(27)%	14 %
Noninterest Expense	$	1,359.4	(11)%	6 %
Provision for Credit Losses		8.0	— %	(43)%
Net Income	$	464.9	(48)%	42 %
Diluted Earnings per Share	$	2.22	(49)%	49 %
Return on Average Common Equity[2]		15.4 %	31.2 %	11.6 %
Profit Margin (Pre-tax)[1,2]		30.8 %	43.4 %	25.7 %
Expense to Trust Fee Ratio[2]		114 %	132 %	115 %
Assets under Custody / Administration[3] (AUC/A) *(in billions)*	$	17,423.0	5 %	23 %
Assets under Custody[3] (AUC) *(in billions)*	$	13,794.8	6 %	25 %
Assets under Management[3] (AUM) *(in billions)*	$	1,621.8	6 %	22 %

[1] Revenue and profit margin (pre-tax) stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported profit margin (pre-tax) prepared in accordance with U.S. generally accepted accounting principles (GAAP) is included in the Appendix on page 11.

[2] Actual numbers for all periods, not % change.

[3] Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

*Refer to page 8 for additional detail on notable items recognized in Noninterest expense.

Notable Items*:

3Q24 Pre-tax

- $55.3 million in Other Operating Income, comprised of an $68.1 million pre-tax gain related to the sale of an equity investment partially offset by $12.8 million of mark-to-market activity on Visa Class B swaps related to litigation escrow funding

2Q24 Pre-tax

- $864.3 million in Other Operating Income, comprised of an $878.4 million net gain resulting from the Visa transaction, $6.5 million securities loss related to repositioning of the Supplemental Pension Plan and $7.6 million investment impairment charges
- $182.2 million in Noninterest Expense due to severance-related charges, a charitable commitment, software amortization acceleration & dispositions, and a legal settlement

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northerntrust.com / © 2024 Northern Trust $626.0 $611.7 $639.6 $650.6 $667.1 $428.1 $420.4 $436.7 $445.9 $453.1 $137.1 $130.7 $140.0 $145.7 $152.6 $20.4 $22.0 $17.9 $16.5 $17.5$40.4 $38.6 $45.0 $42.5 $43.9 Other Securities Lending Investment Management Custody and Fund Administration 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 +3% Asset Servicing Highlights 5 Categories may not sum due to rounding. ¹ Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. % CHANGE VS. Asset Servicing Client Assets¹ (in billions): 3Q 2024 2Q 2024 3Q 2023 Assets under Custody / Administration (AUC/A) $ 16,278.0 5% 23 % Assets under Custody (AUC) $ 12,662.1 6% 26 % Assets under Management (AUM) $ 1,177.9 6% 22 % Securities Lending Collateral $ 176.1 10% 9 % Asset Servicing Revenues ($ in millions) +7%

northerntrust.com / © 2024 Northern Trust Wealth Management Highlights 6 Categories may not sum due to rounding. ¹ Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. % CHANGE VS. Wealth Management Client Assets¹ (in billions): 3Q 2024 2Q 2024 3Q 2023 Assets under Custody / Administration (AUC/A) $ 1,145.0 4% 19 % Assets under Custody (AUC) $ 1,132.7 4% 19 % Assets under Management (AUM) $ 443.9 6% 20 % Wealth Management Revenues ($ in millions) $485.9 $478.3 $503.3 $515.5 $529.6 $172.3 $171.9 $178.3 $180.7 $186.6 $126.1 $121.5 $129.9 $132.7 $136.4 $95.8 $97.3 $99.9 $103.3 $105.7 $91.7 $87.6 $95.2 $98.8 $100.8 Global Family Office (GFO) West East Central 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 +9% +3%

northerntrust.com / © 2024 Northern Trust $469.4 $501.1 $535.4 $529.8 $569.4 Net Interest Income (FTE¹) 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 $128.3 $125.0 $133.8 $135.4 $134.8 $28.0 $26.0 $35.9 $35.9 $36.1 $50.4 $49.2 $48.5 $50.0 $50.3 $42.2 $42.2 $41.6 $41.0 $39.9 $7.7 $7.7 $7.8 $8.5 $8.5 Other Earning Assets² Loans Debt Securities Federal Reserve and Other Central Bank Deposits 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Net Interest Income and Balance Sheet Trends 7 Categories may not sum due to rounding. 1 Net interest income and net interest margin stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 11. ² Other Earning Assets includes Interest-Bearing Due from and Deposits with Banks, Federal Funds Sold, Securities Purchased under Agreements to Resell, and Other Interest-Earning Assets. Average Earning Assets ($ in billions) Net Interest Income (FTE¹) ($ in millions) +5% 1.45% 1.59% 1.61% 1.57% 1.68% Net Interest Margin (FTE¹) —% +21% +7%

$1,278.2 $1,388.5 $1,364.7 $1,533.9 $1,359.4 $658.9 $666.0 $728.2 $765.4 $692.8 $229.6 $235.2 $229.3 $260.9 $256.3 $232.5 $252.0 $252.7 $277.5 $270.4 $58.7 $58.5 $54.1 $54.8 $53.8$98.5 $176.8 $100.4 $175.3 $86.1 Other Operating Expense Occupancy Equipment and Software Outside Services Compensation and Employee Benefits 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Noninterest Expense 8northerntrust.com / © 2024 Northern Trust Expense Highlights • Expenses included the following: • Severance-related charge of $85.2 million in 2Q24 ($81.8 million in Compensation expense and $3.4 million in Outside Services expense) • Equipment and Software accelerations and dispositions charge of $16.4 million in 2Q24 and credit of $4.1 million in 3Q23 • Northern Trust Foundation charitable contribution in Other Operating Expense of $70.0 million in 2Q24 • Legal settlement charge in Other Operating Expense of $10.6 million in 2Q24 • FDIC special assessment in Other Operating Expense of $12.5 million in 1Q24 and $84.6 million in 4Q23 • Occupancy charge of $3.0 million in 3Q23 Categories may not sum due to rounding. Total Noninterest Expense ($ in millions) +6% (11)%

7.9% 8.1% 7.8% 8.0% 8.1% 3Q23 4Q23 1Q24 2Q24 3Q24 11.4% 11.4% 11.4% 12.6% 12.6% 3Q23 4Q23 1Q24 2Q24 3Q24 Capital Update 9 Standardized Tier 1 Leverage northerntrust.com / © 2024 Northern Trust Capital Highlights • Robust capital and liquidity • $11.8 billion in Tier 1 capital • 62% of deposits covered by highly liquid assets including 32% by cash and central bank deposits • Declared $151.6 million in common stock dividends and $16.2 million in preferred stock dividends in 3Q24 • Repurchased $301.4 million of common stock in 3Q24 • Unrealized MTM loss on available- for-sale securities of $603.2 million as of September 30, 2024 Northern Trust Corporation Capital Ratios 3Q 2024 CAPITAL RATIOS STANDARDIZED APPROACH ADVANCED APPROACH Common Equity Tier 1 Capital 12.6% 14.0% Tier 1 Capital 13.6% 15.1% Total Capital 15.6% 17.0% Tier 1 Leverage 8.1% 8.1% Supplementary Leverage N/A 9.2% Standardized Common Equity Tier 1 Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

Appendix northerntrust.com / © 2024 Northern Trust

Reconciliation of Non-GAAP Financial Measures

The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, pre-tax income, and profit margin (pre-tax) prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. The adjustment to an FTE basis has no impact on net income.

	QUARTERS				
	2024			2023	
($ in Millions)	THIRD	SECOND	FIRST	FOURTH	THIRD
Net Interest Income					
Interest Income - GAAP	$ **2,530.2**	$ 2,506.5	$ 2,445.6	$ 2,199.6	$ 1,935.0
Add: FTE Adjustment	**7.1**	6.9	7.3	18.0	13.2
Interest Income (FTE) - Non-GAAP	$ **2,537.3**	$ 2,513.4	$ 2,452.9	$ 2,217.6	$ 1,948.2
Net Interest Income - GAAP	$ **562.3**	$ 522.9	$ 528.1	$ 483.1	$ 456.2
Add: FTE Adjustment	**7.1**	6.9	7.3	18.0	13.2
Net Interest Income (FTE) - Non-GAAP	$ **569.4**	$ 529.8	$ 535.4	$ 501.1	$ 469.4
Net Interest Margin - GAAP	**1.66 %**	1.55 %	1.59 %	1.53 %	1.41 %
Net Interest Margin (FTE) - Non-GAAP	**1.68 %**	1.57 %	1.61 %	1.59 %	1.45 %
Total Revenue					
Total Revenue - GAAP	$ **1,968.5**	$ 2,715.5	$ 1,646.8	$ 1,545.3	$ 1,726.5
Add: FTE Adjustment	**7.1**	6.9	7.3	18.0	13.2
Total Revenue (FTE) - Non-GAAP	$ **1,975.6**	$ 2,722.4	$ 1,654.1	$ 1,563.3	$ 1,739.7
Pre-Tax Income					
Pre-Tax Income - GAAP	$ **601.1**	$ 1,173.6	$ 290.6	$ 145.8	$ 434.3
Add: FTE Adjustment	**7.1**	6.9	7.3	18.0	13.2
Pre-Tax Income (FTE) - Non-GAAP	$ **608.2**	$ 1,180.5	$ 297.9	$ 163.8	$ 447.5
Profit Margin (Pre-Tax)					
Profit Margin (Pre-Tax) - GAAP	**30.5 %**	43.2 %	17.6 %	9.4 %	25.2 %
Profit Margin (Pre-Tax) (FTE) - Non-GAAP	**30.8 %**	43.4 %	18.0 %	10.5 %	25.7 %

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northerntrust.com / © 2024 Northern Trust Forward-looking Statements 12 This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. This presentation should be reviewed together with Northern Trust Corporation’s Third Quarter 2024 earnings press release.